Exhibit 99.48

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-G

KEY PERFORMANCE FACTORS
November 30, 2000



Expected B Maturity 7/15/2005


Blended Coupon 6.9890%


Excess Protection Level
3 Month Average   6.04%
November, 2000   6.33%
October, 2000   6.12%
September, 2000   5.66%


Cash Yield19.77%


Investor Charge Offs 4.46%


Base Rate 8.99%


Over 30 Day Delinquency 5.24%


Seller's Interest11.84%


Total Payment Rate13.77%


Total Principal Balance$56,372,819,075.31


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,672,128,513.82